UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2014

Coty Inc.
(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of the Security Holders.

On November 17, 2014, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/coty14 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders voted on four proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 6, 2014 (the “Proxy Statement”). There were 72,209,234 shares of Class A Common Stock and 263,752,817 shares of Class B Common Stock present at the beginning of the Annual Meeting in person or by proxy, which represented 99.3% of the combined voting power of the Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held as of the close of business on September 22, 2014 (the “Record Date”), and holders of the Company's Class B Common Stock were entitled to ten votes for each share held as of the Record Date. Final voting results are shown below.

Each proposal was determined by a majority of votes cast, except that the election of directors was determined by plurality vote.

Election of Directors

The following directors were elected to the Board of Directors of the Company:

Director	For	Withheld	Broker Non-Votes
Lambertus J.H. Becht	2,667,835,836	33,477,082	8,424,485
Joachim Faber	2,684,715,063	16,597,855	8,424,485
Olivier Goudet	2,684,673,944	16,638,974	8,424,485
Peter Harf	2,666,863,283	34,449,635	8,424,485
Erhard Schoewel	2,684,662,244	16,650,674	8,424,485
Robert Singer	2,684,738,443	16,574,475	8,424,485
Jack Stahl	2,684,713,082	16,599,836	8,424,485

Each of the seven nominees for director was elected to serve until the next annual meeting of stockholders or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Proposals Submitted by the Board of Directors

The advisory vote on executive compensation, the advisory vote on the frequency of the advisory vote on executive compensation and the ratification of the Company's independent auditor for the fiscal year ending June 30, 2015.

Approval of Advisory Resolution on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
2,699,777,000	292,785	1,243,133	8,424,485

Advisory Vote on the Frequency of the Advisory Vote on NEO Compensation

One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
2,698,669,795	4,794	1,382,719	1,255,610	8,424,485

Ratification of Appointment of Deloitte & Touche LLP as the Company's independent auditor

For	Against	Abstain	Broker Non-Votes
2,709,376,298	348,949	12,156	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 20, 2014	By:	/s/Jules P. Kaufman
Jules P. Kaufman
Senior Vice President, General Counsel and Secretary